SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K


                                 CURRENT REPORT



                      Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934





                                January 7, 2005
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)





                          ODYSSEY MARINE EXPLORATION, INC.
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter



          NEVADA                  1-31895                 84-1018684
---------------------------    ---------------   ---------------------------
State or Other Jurisdiction    Commission File   IRS Employer Identification
     of Incorporation              Number                  Number



                            5215 West Laurel Street
                             Tampa, Florida  33607
           -----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code




                                (813) 876-1776
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code











ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 7, 2005, Odyssey Marine Exploration, Inc. reported preliminary results for the quarter ended November 30, 2004. The Press Release is attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is not to be considered "filed" under the Securities Act of 1934, as amended ("Exchange Act"), and shall not be incorporated by reference into any of Odyssey Marine Exploration, Inc.'s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

     (c)  EXHIBITS.

              99.1  Press Release dated January 7, 2005



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   ODYSSEY MARINE EXPLORATION, INC.



Dated: January 7, 2005             By:/s/ Michael J. Holmes
                                      Michael J. Holmes, Chief Financial
                                      Officer